NASDAQ: AIRT FY27 Q1 Update A PORTFOLIO OF POWERFUL COMPANIES As of June 30, 2026

Certain statements in this Report, including those contained in “Overview,” are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Company’s financial condition, results of operations, plans, objectives, future performance and business. Forward-looking statements include those preceded by, followed by or that include the words “believes”, “pending”, “future”, “expects,” “anticipates,” “estimates,” “depends” or similar expressions. These forward-looking statements involve risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements, because of, among other things, potential risks and uncertainties, such as: An inability to finance our operations through bank or other financing or through the sale or issuance of debt or equity securities; Economic and industry conditions in the Company’s markets; The risk that contracts with FedEx Corporation (“FedEx”) could be terminated or adversely modified; The risk that the number of aircraft operated for FedEx is reduced; The risk that GGS customers will defer or reduce significant orders for deicing equipment; The impact of any terrorist activities or armed conflict on U.S. soil or abroad; Changes in U.S. and foreign trade regulations and tariffs; The Company’s ability to manage its cost structure for operating expenses, or unanticipated capital requirements, and match them to shifting customer service requirements and production volume levels; The Company's ability to meet debt service covenants and to refinance existing debt obligations; The risk of injury or other damage arising from accidents involving the Company’s overnight air cargo operations, equipment or parts sold and/or services provided; Market acceptance of the Company’s commercial and military equipment and services; Competition from other providers of similar equipment and services; Changes in government regulation and technology; The risk that we may not successfully integrate Rex (including financial reporting, systems, and personnel), which could adversely affect our results and reporting; The risk that Rex’s revenues and operating costs may be volatile or unpredictable and that we may be unable to offset cost increases or revenue decreases through pricing, surcharges, cost reductions, or other measures, which could adversely affect our results; The risk that Rex may be unable to return aircraft to service on anticipated timelines, to retain regulated route contracts and protected airport slots, or to maintain compliance with the Rex Regional Commitments under the Commonwealth Facilities; The risk that the preliminary purchase price allocation for the Rex acquisition, including the determination and measurement of any bargain purchase gain and related tax treatment, may be revised as valuations and other inputs are finalized during the measurement period, which revisions could materially change our reported results of operations and financial position from period to period; The risk that Rex’s operations are subject to extensive regulation and oversight and that compliance failures or adverse regulatory actions could materially harm our business and results; The risk that the Rex transaction structure, including the Australian DOCA/administration process, could result in unexpected liabilities, claims, or delays that could materially harm our results and liquidity; Changes in the value of marketable securities held as investments; Mild winter weather conditions reducing the demand for deicing equipment; Market acceptance and operational success of the Company’s aircraft asset management business and related aircraft capital joint venture; and despite our current indebtedness levels, we and our subsidiaries may still be able to incur substantially more debt, which could further exacerbate the risks associated with our substantial leverage. We also wish to caution investors that other factors might in the future prove to be important in affecting our results of operations. New factors emerge from time to time. It is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or a combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We undertake no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. 2 SAFE HARBOR

1. About AIR T, INC. 2. Our Growth Strategies 3. Quarterly News and Financial Updates 4. Appendix - Risk Factors 3 CONTENTS

4 ABOUT AIR T, INC.

We are an industrious American company established 40+ years and growing. 5 ■ Our businesses have a history of growth and cash flow generation. ■ We seek to identify and empower individuals and teams who will operate businesses well, increasing value over time. ■ We work to activate growth and overcome challenges, ultimately building businesses that flourish over the long term. ■ AIR T’s management team has a track record of successfully allocating capital.

6 1 See Slide 43 for case study demonstrating the Air T Flywheel in Action Build a brand and industrious network FLYWHEEL Generate extremely attractive returns on capital Secure and empower dynamic management Match with capital partners Identify good ideas

“Investor-Operator Partnership” is designed to drive short and long-term value creation. 7 “We want our businesses to be managed by dynamic individuals within high-performance teams. We are set up to make space for dynamos and support their enterprises. The holding company team seeks to focus resources, activate growth and deliver long-term value for everyone associated with AIR T, INC.” - Nick Swenson

Our Twelve Year Journey 8 1 Defined as A/R + Inventory – A/P 2 See reconciliation from reported Revenue, Operating Income, and Adjusted EBITDA to LTM figures on pages 37, 48 and 49 12 Months Ended Metrics 3/31/14 6/30/262 Businesses 3 21 Revenue 100.8M$ $ 371.7M Adj. EBITDA 3.4M$ $ 9.5M Total Debt -$ 246.3M$ Holdco Recourse Debt -$ 74.1M$ Total Assets 37.2M$ 469.1M$ Tangible Net Working Capital1 16.1M$ 82.3M$ Book Value 27.4M$ 66.9M$ Market Capitalization 20.2M$ 71.1M$

$115.5M 9 1Q27 Revenue (Net of intersegment eliminations) $0.8M 1Q27 Adj. EBITDA (Net of corporate overhead & intersegment eliminations) 6 CORE SEGMENTS 21 COMPANIES 1,600+ EMPLOYEES COMMERCIAL AIRCRAFT ENGINES AND PARTS $20.5M 1Q27 Revenue ($0.5M) 1Q27 Adj. EBITDA GROUND SUPPORT EQUIPMENT $3.7M 1Q27 Revenue ($0.2M) 1Q27 Adj. EBITDA REGIONAL AIRLINE $55.9M 1Q27 Revenue $1.9M 1Q27 Adj. EBITDA AVIATION LEASING AND ASSET MANAGEMENT $1.4M 1Q27 Revenue ($0.3M) 1Q27 Adj. EBITDA DIGITAL SOLUTIONS $2.5M 1Q27 Revenue $0.4M 1Q27 Adj. EBITDA OVERNIGHT AIR CARGO $30.0M 1Q27 Revenue $2.1M 1Q27 Adj. EBITDA

$371.7M 10 LTM 1Q27 Revenue (Net of intersegment eliminations) $9.5M LTM 1Q27 Adj. EBITDA (Net of corporate overhead & intersegment eliminations) 6 CORE SEGMENTS 21 COMPANIES 1,600+ EMPLOYEES COMMERCIAL AIRCRAFT ENGINES AND PARTS $88.3M LTM 1Q27 Revenue $6.1M LTM 1Q27 Adj. EBITDA GROUND SUPPORT EQUIPMENT $35.8M LTM 1Q27 Revenue $2.7M LTM 1Q27 Adj. EBITDA REGIONAL AIRLINE $111.2M LTM 1Q27 Revenue $1.9M LTM 1Q27 Adj. EBITDA AVIATION LEASING AND ASSET MANAGEMENT $1.4M LTM 1Q27 Revenue ($0.3M) LTM 1Q27 Adj. EBITDA DIGITAL SOLUTIONS $9.6M LTM 1Q27 Revenue $0.0M LTM 1Q27 Adj. EBITDA OVERNIGHT AIR CARGO $128.4M LTM 1Q27 Revenue $7.4M LTM 1Q27 Adj. EBITDA 1 See reconciliation from reported Revenue, Operating Income, and Adjusted EBITDA to LTM figures on pages 37, 48 and 49

AIR T, INC. FY Financial Highlights (For the Three-Month Period Ended 6/30) 11 1Q RESULTS 1 Adjusted EBITDA includes addition of share-based compensation and severance expense adjustments to enhance comparability with current year’s presentation. 2 See Adjusted EBITDA reconciliation on slide 36 1Q23 1Q24 1Q251 1Q26 1Q27 Revenue 50.9M$ 71.4M$ 66.4M$ 70.9M$ 115.5M$ Adjusted EBITDA2 1.5M$ 1.4M$ 0.9M$ 1.5M$ 0.8M$

AIR T, INC. FY Financial Highlights (For the Last Twelve-Month Period Ended 6/30) 12 LTM RESULTS 1 Adjusted EBITDA includes addition of share-based compensation and severance expense adjustments to enhance comparability with current year’s presentation. 2 See reconciliation from reported Revenue, Operating Income, and Adjusted EBITDA to LTM figures on pages 37, 48 and 49 3 In LTM 1Q23, Adjusted EBITDA was reduced by one-time ERC credit of $9.1M 1Q233 1Q24 1Q251 1Q26 1Q27 Revenue 191.0M$ 267.9M$ 281.8M$ 296.3M$ 371.7M$ Adjusted EBITDA2 3.5M$ 6.0M$ 5.7M$ 8.0M$ 9.5M$

AIR T, INC. Track Record of Revenue and Earnings Growth (For the Last Twelve-Month Period Ended 6/30) 13 LTM RESULTS

14 GROWTH STRATEGIES

GROWTH STRATEGIES Our four growth strategies are... 15 ■ Invest to build our current high-performing businesses. ■ Seek to acquire new cash-flow generating businesses. ■ Find investment opportunities and fund alongside third-party capital partnerships. ■ Identify great marketable securities or alternative assets.

GROWTH STRATEGY 1 We plan to reinvest in projects at our high-performing businesses by... 16 ■ Purchasing commercial aircraft for trading, leasing and part-out. ■ Purchasing engine parts inventory. ■ Funding deicer builds for Global Ground Support.

GROWTH STRATEGY 2 We seek to acquire new cash-flow generating businesses by... 17 ■ Identifying and acquiring high- performing businesses, which either complement our current portfolio or diversify into industries beyond aviation.

GROWTH STRATEGY 3 We plan to identify great marketable securities or alternative assets by... 18 ■ Searching for another committed activist opportunity. ■ Investing in distressed and high yield securities. ■ Investing in small cap securities. ■ Further investing in our current securities portfolio.

GROWTH STRATEGY 4 We plan to create unique investment products with outside capital partners by... 19 ■ Offering thoughtful and sustainable products with attractive return profiles ■ Attracting and retaining sophisticated investment professionals and creating space for talented asset managers.

TOY MODEL

Theoretical Toy Model
Public Company versus Private Equity Fund

Question: Does a permanent capital vehicle like a public company have a structural advantage compared to a 7-year PE fund vehicle?

Hypothesis: For the straightforward reason that PE funds trade assets every 7 years, public companies tend to have a significant structural advantage at every timescale.

Complicating Factors:

- Do annual corporate tax burdens of a public C-corporation differ from a company owned by a public company?
- Does the inherent churn of buying and selling businesses within a public company overstate the advantage vs PE Fund?
- Theoretically, the public company can buy and sell assets without regards to the calendar, therefore at better prices.
- Cost and burden of being a public company.

Note: In this model we assume that assets are sold by the private equity fund every seven years and reinvested after paying capital gains taxes on the gain on the sale. It is also assumed that the Public Company does not sell the assets and therefore does not pay capital gains tax. The model does not consider taxes paid on operational results.

ASSUMPTIONS	
Annual Return on Investment	5%
Taxes Paid by PE Fund @ 7-year Intervals	30%

Year	Public Company $1	Private Equity Fund $1		Taxes Paid
0	$1.00	$1.00		$0.00
7	$1.34	$1.24		$0.10
14	$1.89	$1.59		$0.15
21	$2.65	$2.04		$0.19
28	$3.73	$2.63		$0.25
35	$5.25	$3.38		$0.32
42	$7.39	$4.34		$0.41
49	$10.40	$5.57		$0.53
			Total	$1.96

AIRTINC

This projection, forecast or estimate is a forward-looking statement and an example only. It is based upon certain assumptions which are speculative in nature and may vary materially from actual results.

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Portfolio of Companies

Company Name	Ownership %	Acquisition Year (Calendar)	Website
Overnight Air Cargo			
Mountain Air Cargo	100%	N/A	mtaircargo.com
CSA Air	100%	N/A	csaair.com
Worldwide Aircraft Services	100%	2023	worldwide-aircraft.com
Royal Aircraft Services	100%	2025	royalaircraft.com
Commercial Aircraft, Engines, and Parts			
Contrail Aviation Support	100%	2016	contrail.com
AirCo	100%	2017	aircollc.com
AirCo Services	100%	2017	aircoservices-ict.com
Jet Yard	100%	2017	jetyard.com
Worthington Aviation	100%	2018	worthingtonav.com
Air'Zona	100%	2021	airzonaaircraft.com
LGSS	100%	2023	lgss-aero.com
Aviation Leasing and Asset Management			
Crestone Air Partners ("CAP")	84%	N/A	crestoneairpartners.com
Arena Aviation Partners B.V.	84%	2026	arena-aviationcapital.com
Ground Support Equipment			
Global Ground Support	100%	1997	globalgroundsupport.com
Digital Solutions			
Ambry Hill Technologies	100%	2018	ambryhill.com
WorldACD	70%	2022	worldacd.com
Regional Airline			
Regional Express Holdings	100%	2025	rex.com.au
Corporate & Other			
BCCM Advisors	100%	2017	bccmadvisors.com
Delphax Solutions	100%	2017	delphaxsolutions.com
Runway Aero Advisors	100%	N/A	runwayaeroadvisors.com
Wolfe Lake CRE	100%	2021	N/A
Non-Consolidated			
Crestone Asset Management ("CAM")	Note 1	N/A	crestoneairpartners.com
Bloomia Holdings, Inc.	33%	2018	lendway.com
Cadillac Casting Inc.	20%	2019	cadillaccasting.com

AIR T INC A PORTFOLIO OF POWERFUL COMPANIES

[1] On June 10, 2026, Air T and Crestone management purchased 10% common interests of CAM from Mill Road investors. The parties also restructured CAM following the exit of Mill Road. Following these transactions, the remaining Air T's investment interests in CAM is approximately 29%. See page 24 for further details.

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22 Acquisition Timeline (2016-2026) 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Contrail Aviation CAEAP Jet Yard CAEAP Wolfe Lake CRE Corporate Royal Aircraft Overnight Air Cargo AirCo, AirCo Services CAEAP Ambry Hill Tech Digital Solutions Air'Zona CAEAP World ACD Digital Solutions LGSS CAEAP Regional Express Holdings Ltd Regional Airline Worthington Aviation CAEAP Worldwide Aircraft Overnight Air Cargo Arena Aviation Capital ALAM

CASE STUDY

Global Ground Support: a Transformation

- In 1997, Air T acquired Simon Deicer, a small manufacturer of de-icing equipment – which was rebranded into Global Ground Support (GGS).
- Since late 2013 under new Air T leadership, GGS and Air T have partnered to execute an ambitious growth strategy – ramping up deicing equipment production capacity while diversifying into catering equipment, training / simulation, and support.
- Today, GGS is a leader in the GSE market – becoming the world's second largest aircraft deicer truck manufacturer with a diversified services and training portfolio.
- Despite operating in a mature space, GGS has driven ~50% top-line growth, ~1.9x adjusted EBITDA growth, and ~3x growth in book value.

	3/31/14	3/31/26
Revenue (for 12-month period ended 3/31)	$ 31.5M	$ 47.2M
Adj. EBITDA (for 12-month period ended 3/31)	$ 2.3M	$ 4.3M
Total Debt	$ -	$ -
Total Assets	$ 24.4M	$ 75.9M
Tangible Net Working Capital[1]	$ 11.6M	$ 11.0M
Tangible Book Value	$ 19.9M	$ 62.8M

[1] Defined as A/R + Inventory – A/P

AIR T INC A PORTFOLIO OF POWERFUL COMPANIES

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Crestone Completes Acquisition of Arena Aviation Capital AVIATION LEASING AND ASSET MANAGEMENT On June 10, 2026, Crestone Air Partners completed the acquisition of 100% of Arena Aviation Partners B.V. The acquired business becomes part of the newly created Aviation Leasing and Asset Management segment TRANSACTION SUMMARY ▪ Total consideration of $33.9M, which is comprised of $21.7M cash at closing plus contingent consideration recorded at a $12.2M acquisition-date fair value. ▪ The contingent element entitles certain former Arena owners to 57.5% of performance-based fees collected under acquired servicing agreements — uncapped, independent of continued employment, and remeasured through earnings each period until settled. ▪ The preliminary allocation assigns $29.7M to identifiable intangibles — existing customer contracts ($14.2M, 4-year life) and institutional investor relationships ($15.5M, 11-year life), producing $8.2M of goodwill. This is subject to refinement over the one-year measurement period. ▪ Transaction costs of $3.0M were expensed as incurred within G&A. ▪ To fund the purchase, CAP raised $10.0M from Blue Owl for Class B preferred units representing 10.25% of its equity, with put/call rights on the minority stake. COMBINED PLATFORM AT A GLANCE ASSETS UNDER MANAGEMENT Actively under management $3.0B Committed under LOI $0.6B PORTFOLIO & FOOTPRINT Aircraft 124 Engines 17 Professionals 55 Countries 5 Offices Denver · Amsterdam · Dublin Q1 FY27 CONTRIBUTION (FROM 6/10 CLOSE) Arena total revenue $0.6M Arena net loss ($0.4M) Segment revenue, incl. CAP $1.4M Fees earned: origination, due diligence and asset management Source: Air T, Inc. 10-Q, August 15, 2026. 24

Regional Airline 25 SEGMENT 1 ■ Acquired in December 2025. ■ Includes Regional Express Holdings Ltd. (REX) and Australian Airline Pilot Academy (AAPA). ■ Regional Airline servicing regional and remote communities in Australia. ■ Owner and operator of the largest SAAB 340 fleet in the world. ■ Significant inputs into Adjusted EBITDA include $8.8M of D&A and $0.7M of integration costs post-acquisition. Fuel spend is the primary driver of the Adjusted EBITDA loss. Higher unscheduled engine removals, together with lower engine throughput from third-party maintenance, repair and overhaul providers, also contributed to the loss by reducing the number of aircraft available for service below planned levels. * See Adjusted EBITDA reconciliation on slide 36 Three-month period ended 6/30 1Q26 1Q27 Revenue -$ 55.9M$ Adjusted EBITDA* -$ 1.9M$

Overnight Air Cargo 26 SEGMENT 2 ■ We operate two of the nine FedEx feeder airlines in North America. ■ Business units Mountain Air Cargo and CSA Air have a 40+ year history with FedEx. ■ Air T Companies since 1982 and 1983. ■ Air T added recently acquired Royal Aviation Services (RAS) to this segment in FY26 Q1. ■ Combined EBITDA increased by $0.5M YoY, driven by improved FedEx maintenance results at MAC and higher parts / labor revenue at WASI. An asset-light, predictable business. * See Adjusted EBITDA reconciliation on slide 36 Three-month period ended 6/30 1Q26 1Q27 Revenue 31.5M$ 31.2M$ Adjusted EBITDA* 1.6M$ 2.1M$

Commercial Aircraft Engines and Parts 27 SEGMENT 3 ■ We buy aircraft and engines, then either lease, trade, or send them to part out. ■ We supply parts to maintenance, repair, and overhaul facilities (MRO). ■ Companies in this segment include Contrail, AirCo, AirCo Services, Worthington, Jet Yard, Air’Zona, and LGSS. ■ Adjusted EBITDA decreased by $1.2M YoY, driven by lower leasing and component sales revenue at Contrail, and year-to-date softness at AirCo and Worthington, partially offset by improvement at Jet Yard and LGSS. A niche between aircraft owners and MRO shops, this segment will seek to grow by coordinating activities. * See Adjusted EBITDA reconciliation on slide 36 Three-month period ended 6/30 1Q26 1Q27 Revenue 22.4M$ 20.8M$ Adjusted EBITDA* 0.7M$ (0.5M)$

Ground Support Equipment 28 SEGMENT 4 ■ We manufacture deicing equipment, scissor lift trucks, and other ground support equipment. ■ Sole-source deicer supplier to the US Air Force for 20+ years. ■ Highly efficient light manufacturing facility. ■ The segment is comprised of Global Ground Support LLC. ■ Air T Company since 1998. ■ The decline in revenue and adjusted EBITDA was primarily attributable to the lower sales from timing of an annual U.S. military order and a large one-time deicing truck order in the prior year that did not recur. This was partially offset by improved gross margin and G&A cost discipline. Segment’s order backlog was $9.0 million as of 6/30/26 compared to $7.2 million as of 6/30/25. * See Adjusted EBITDA reconciliation on slide 36 Three-month period ended 6/30 1Q26 1Q27 Revenue 15.1M$ 3.7M$ Adjusted EBITDA* 1.4M$ (0.2M)$

Digital Solutions 29 SEGMENT 5 ■ Digital solutions develops and provides digital aviation and other business services to customers within the aviation industry to generate recurring subscription revenues. Digital solutions has historically been reported as part of the central corporate function referred to as Corporate and Other. ■ Companies in this segment include Ambry Hill Technologies and WorldACD. ■ Combined Adjusted EBITDA improved by $0.5M, as revenue growth and lower labor costs offset residual cost pressure in this group of companies. * See Adjusted EBITDA reconciliation on slide 36 Three-month period ended 6/30 1Q26 1Q27 Revenue 2.1M$ 2.6M$ Monthly Recurring Revenue (MRR) 0.7M$ 0.9M$ Adjusted EBITDA* (0.0M)$ 0.4M$

Aviation Leasing and Asset Management 30 SEGMENT 6 ■ The Aviation Leasing and Asset Management segment was formed in June 2026 and consists of Crestone Air Partners and Arena. ■ Both entities originate and structure asset acquisitions and related financings, and provides lease administration, technical and risk management, and remarketing services for aircraft and engines on lease to airlines globally. ■ The segment’s Adjusted EBITDA loss reflects fixed general and administrative costs incurred over the full 21-day period against a limited number of transaction closings, primarily a timing issue. * See Adjusted EBITDA reconciliation on slide 36 Three-month period ended 6/30 1Q26 1Q27 Revenue -$ 1.4M$ Adjusted EBITDA* -$ (0.3M)$

Aircraft Asset Management

As of:	3/31/24	3/31/25	3/31/26	6/30/26
Aircraft Assets Under Management (Net of Dispositions)	$ 428M	$ 577M	$ 917M	$3,024M
Aircraft Assets Purchased	$ 429M	$ 632M	$ 397M	$ 90M

- We manage assets for ourselves and our investor partners. The asset types include leased aircraft, consignments, and teardowns.
- Our Aircraft JVs consist of the aircraft portfolio managed by Crestone Air Partners and Arena Aviation Partners, as well as additional assets from other strategic partnerships.
- Our Aircraft JVs receive standard aviation industry management fees, including origination fees, administrative fees, disposition fees, and an incentive fee above a certain hurdle rate (which varies by investment transaction).
- Our Aircraft JV investors seek to generate 10%+ returns after fees.



AIR T INC A PORTFOLIO OF POWERFUL COMPANIES

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AIR T, INC. FY Revenue by Business Unit (For the Three-Month Period Ended 6/30, all $s in Millions) 32 1Q RESULTS Quarter Ended June 30 H/(L) 1Q26 1Q27 Mountain Air Cargo 25.0 24.4 (0.6) (3%) CSA Air 3.5 3.2 (0.3) (8%) Worldwide Aircraft Services 2.8 3.2 0.4 14% Royal Aircraft Services 0.2 0.4 0.3 183% Overnight Air Cargo 31.5 31.2 (0.3) (1%) Contrail, LLC 9.7 6.4 (3.3) (34%) AirCo Companies 0.6 0.4 (0.2) (30%) Worthington Aviation, LLC 9.0 8.6 (0.4) (4%) Jet Yard Companies 2.1 2.8 0.7 35% Air'Zona Companies 0.5 0.6 0.1 14% Landing Gear Support Services 0.5 2.0 1.5 309% Commercial Aircraft, Engines and Parts 22.4 20.8 (1.6) (7%) Ground Support Equipment 15.1 3.7 (11.4) (76%) Digital Solutions 2.1 2.6 0.5 25% Regional Airline New 55.9 NM NM Aviation Leasing and Asset Management New 1.4 NM NM Reportable Segments Total 71.0 115.6 44.6 63% Corporate, Other, and Intersegment Eliminations (0.2) (0.2) 0.0 (3%) Consolidated Air T, Inc. 70.9 115.5 44.6 63%

AIR T, INC. FY Revenue by Business Unit (For the Twelve-Month Period Ended 6/30, all $s in Millions) 33 LTM RESULTS 1 See reconciliation from reported Revenue, Operating Income, and Adjusted EBITDA to LTM figures on pages 37, 48 and 49 LTM Ended June 30 H/(L) 1Q26 1Q27 Mountain Air Cargo 100.5 100.8 0.3 0% CSA Air 14.1 13.6 (0.5) (4%) Worldwide Aircraft Services 11.2 12.6 1.4 13% Royal Aircraft Services 0.2 1.5 1.3 871% Overnight Air Cargo 126.0 128.4 2.5 2% Contrail, LLC 49.9 30.1 (19.8) (40%) AirCo Companies 3.1 2.0 (1.2) (37%) Worthington Aviation, LLC 46.3 36.3 (10.0) (22%) Jet Yard Companies 10.8 11.0 0.2 2% Air'Zona Companies 2.6 2.3 (0.3) (11%) Landing Gear Support Services 2.5 6.7 4.2 166% Commercial Aircraft, Engines and Parts 115.2 88.3 (26.9) (23%) Ground Support Equipment 46.7 35.8 (10.9) (23%) Digital Solutions 7.7 9.6 1.9 25% Regional Airline New 111.2 NM NM Aviation Leasing and Asset Management New 1.4 NM NM Reportable Segments Total 295.5 374.8 79.2 27% Corporate, Other, and Intersegment Eliminations 0.8 (3.1) (3.9) 506% Consolidated Air T, Inc. 296.3 371.7 75.4 25%

AIR T, INC. Adjusted EBITDA by Business Unit (For the Three-Month Period Ended 6/30, all $s in Millions) 34 1Q RESULTS Quarter Ended June 30 H/(L) 1Q26 1Q27 Mountain Air Cargo 1.1 1.2 0.0 3% CSA Air 0.2 0.2 0.0 9% Worldwide Aircraft Services 0.4 0.7 0.3 90% Royal Aircraft Services (0.1) 0.0 0.1 NM Overnight Air Cargo 1.6 2.1 0.5 30% Contrail, LLC 1.4 0.1 (1.3) (96%) AirCo Companies (0.6) (0.5) 0.0 (7%) Worthington Aviation, LLC (0.1) (0.8) (0.7) 996% Jet Yard Companies (0.1) 0.5 0.5 NM Air'Zona Companies 0.1 0.0 (0.0) (61%) Landing Gear Support Services (0.1) 0.2 0.3 NM Commercial Aircraft, Engines and Parts 0.7 (0.5) (1.2) (182%) Ground Support Equipment 1.4 (0.2) (1.6) NM Digital Solutions (0.0) 0.4 0.5 NM Regional Airline New 1.9 NM NM Aviation Leasing and Asset Management New (0.3) NM NM Reportable Segments Total 3.6 3.4 (0.2) (6%) Corporate, Other, and Intersegment Eliminations (2.1) (2.6) (0.4) (20%) Consolidated Air T, Inc. 1.5 0.8 (0.7) (45%)

AIR T, INC. Adjusted EBITDA by Business Unit (For the Twelve-Month Period Ended 6/30, all $s in Millions) 35 LTM RESULTS 1 See reconciliation from reported Revenue, Operating Income, and Adjusted EBITDA to LTM figures on pages 37, 48 and 49 LTM Ended June 30 H/(L) 1Q26 1Q27 Mountain Air Cargo 4.9 4.2 (0.7) (15%) CSA Air 0.8 0.8 0.0 3% Worldwide Aircraft Services 0.8 2.5 1.7 207% Royal Aircraft Services (0.1) (0.1) (0.0) 13% Overnight Air Cargo 6.4 7.4 1.0 15% Contrail, LLC 11.7 8.7 (3.0) (26%) AirCo Companies (2.1) (2.0) 0.1 (7%) Worthington Aviation, LLC 0.1 (1.4) (1.5) NM Jet Yard Companies (1.0) 0.5 1.5 NM Air'Zona Companies 0.2 0.1 (0.1) (62%) Landing Gear Support Services (0.7) 0.2 0.9 NM Commercial Aircraft, Engines and Parts 8.2 6.1 (2.1) (25%) Ground Support Equipment 1.1 2.7 1.6 140% Digital Solutions (0.0) 0.0 0.0 NM Regional Airline New 1.9 NM NM Aviation Leasing and Asset Management New (0.3) NM NM Reportable Segments Total 15.8 17.9 2.1 13% Corporate, Other, and Intersegment Eliminations (7.8) (8.4) (0.6) (8%) Consolidated Air T, Inc. 8.0 9.5 1.5 19%

Adjusted EBITDA Reconciliation 36 1Q RESULTS (For the Three-Month Period Ended 6/30) 1Q23 1Q24 1Q25 1Q26 1Q27 GAAP Operating Income / (Loss) 0.8M$ 0.7M$ (0.6M)$ 0.8M$ (12.8M)$ Rex-Related Expenses: -$ -$ -$ -$ 9.5M$ Depreciation & Amortization -$ -$ -$ -$ 8.8M$ Post-Acquisition Integration -$ -$ -$ -$ 0.7M$ Crestone / Arena Expenses: -$ -$ -$ -$ 3.3M$ Acquisition Transaction Expenses -$ -$ -$ -$ 3.0M$ Depreciation & Amortization -$ -$ -$ -$ 0.3M$ Other Deal-Sourcing Expenses -$ -$ -$ 0.2M$ -$ Depreciation (excluding leased engine depreciation) 0.6M$ 0.7M$ 0.8M$ 0.7M$ 0.8M$ Asset Impairment, Write-Downs, Restructuring -$ -$ 0.4M$ 0.0M$ 0.0M$ TruPs Issuance Expenses & Other 0.0M$ 0.0M$ 0.3M$ (0.3M)$ 0.1M$ Adjusted EBITDA 1.5M$ 1.4M$ 0.9M$ 1.5M$ 0.8M$

LTM RESULTS

Adjusted EBITDA Reconciliation
(For the Twelve-Month Period Ended 6/30)

	1Q23	1Q24	1Q25[1]	1Q26	1Q27
Operating Income (GAAP)	**$ 9.6M**	**$ (4.6M)**	**$ 0.0M**	**$ 3.3M**	**$ (24.9M)**
Rex-Related Expenses:	$ -	$ -	$ -	$ -	$ 27.2M
Acquisition and Deal-Sourcing	$ -	$ -	$ -	$ -	$ 5.5M
Post-Acquisition Integration	$ -	$ -	$ -	$ -	$ 0.7M
Australian One-Time Landholder Duty Tax[2]	$ -	$ -	$ -	$ -	$ 3.4M
Depreciation & Amortization	$ -	$ -	$ -	$ -	$ 17.6M
Crestone / Arena Expenses:	$ -	$ -	$ -	$ -	$ 3.3M
Acquisition Transaction Expenses	$ -	$ -	$ -	$ -	$ 3.0M
Depreciation & Amortization	$ -	$ -	$ -	$ -	$ 0.3M
Other Deal Sourcing Expenses	$ -	$ -	$ -	$ 0.2M	$ -
Depreciation (excluding leased engine depreciation)	$ 1.9M	$ 2.6M	$ 2.9M	$ 2.9M	$ 2.9M
Asset Impairment, Write-Downs, Restructuring	$ 0.8M	$ 7.8M	$ 1.6M	$ 1.1M	$ 0.8M
One-Time ERC Credit	$ (9.1M)	$ -	$ -	$ -	$ -
TruPs Issuance Expenses & Other[1]	$ 0.3M	$ 0.1M	$ 1.2M	$ 0.4M	$ 0.1M
Adjusted EBITDA	**$ 3.5M**	**$ 6.0M**	**$ 5.7M**	**$ 8.0M**	**$ 9.5M**

[1] Includes the addition of share-based compensation, severance expense and deal-sourcing expense adjustments to enhance comparability with current year's presentation.
[2] One-time transaction-based tax imposed by Australian state and territory governments on the transfer of interests in landholding entities, incurred directly as a result of the acquisition and not expected to recur
[3] See reconciliation from reported Revenue, Operating Income, and Adjusted EBITDA to LTM figures on pages 37, 48 and 49

AIRT INC A PORTFOLIO OF POWERFUL COMPANIES
37

SPOTLIGHT

Spotlight: Rex - 1Q27

REGIONAL AIRLINE SEGMENT

$55.9M
Revenue — first full quarter

$1.9M
Adjusted EBITDA

($7.7M)
Operating loss

$8.8M
D&A attributable to Rex

1Q27 PERFORMANCE

- Total revenue of $55.9M - passenger, ancillary, freight, charter, and gov't subsidy
- Operating loss of ($7.7M), of which $8.8M is attributable to D&A driven by step-up fair market re-valuation of the fleet at the time of the acquisition in December 2025.
- Adjusted EBITDA of $1.9M
- Fuel of $11.8M primary driver of operating loss – Rex incurs pass-through effect of higher per-litre prices, as it does not hedge fuel
- Higher unscheduled engine removals and lower engine throughput from third-party MRO continue to constrain aircraft availability
- A$13.3M undrawn engine facility plus A$20M operating line

OPERATING PROFILE

- 32 active Saab 340 aircraft with 30 flying as of 8/11/26; fully owned fleet
- Due to aircraft availability constraint, utilization per aircraft +80% since FY19
- 53 destinations via 7 hubs across all Australian states with 1,000+ flights / week
- Over 1 million passengers carried annually
- 78.6% of June departures operated on time, with a completion factor of 98.5%
- 987 employees

[1] Quarter ended June 30, 2026; no prior-year comparable. US$ per Form 10-Q; operating metrics per Rex management reporting

AIRT INC A PORTFOLIO OF POWERFUL COMPANIES

38

SPOTLIGHT

Crestone Air Partners: Air T Flywheel in Action

Excerpts below from Air T 2026 Letter to Shareholders:

Identify Good Ideas:

- "Crestone management spun out of Contrail when it became clear that we had a team that was more into leasing than Contrail's core engine teardown business."

Match with Capital Partners:

- "We matched the Crestone team with capital to get them going, funded a cash burn j-curve, then got out of the way."

Secure and Empower Dynamic Management:

- "The Crestone team did the rest-- they've grown wonderfully over the past six (6) years…When Arena was available for sale, and looking for a happy place to land their business, the Blue Owl people encouraged us to take a look."

Generate Extremely Attractive Returns on Capital:

- "The resulting merger transaction builds scale and solves the needs of the sellers and younger talent."
- "…Blue Owl and other investors are pleased by the returns they are getting through Crestone's aircraft & leasing management."

Build a Brand and Industrious Network:

- "…our independent yet interrelated organization is likely to bring opportunities for value creation through Air T sister-company collaboration."



Identify good ideas
Match with capital partners
Secure and empower dynamic management
Generate extremely attractive returns on capital
Build a brand and industrious network
AIR T INC
FLYWHEEL

AIR T INC A PORTFOLIO OF POWERFUL COMPANIES

39

40 AIR T, INC. Distributions Received from Equity Method Investees DISTRIBUTIONS Three-month period ended 6/30 Air T's Major Investees 6/30/24 6/30/25 6/30/26 Air T's Adjusted EBITDA 0.9M$ 1.5M$ 0.8M$ Plus: Distributions Received from Investments: Bloomia -$ -$ -$ CCI -$ -$ -$ Aircraft L.P. Interests 1.6M$ 0.8M$ 3.1M$ Other Investments 0.9M$ 0.3M$ 0.3M$ Total 3.4M$ 2.6M$ 4.3M$

GAAP Book Value of Non-Operating Assets 41 AIR T, Inc. owns the following public and private securities: OTHER ASSETS 1 Formerly known as Lendway Inc. and Insignia Systems, Inc. (ISIG); Air T owned 487,000 shares of Bloomia (TULP), representing 33.4% of outstanding shares, which had a market value of $1.6M as of 6/30/26 2 Balances reflect the equity method of accounting at the specified period end. 3 Consists of the book value of the portfolio managed by Crestone Asset Management, LLC ("CAM"), as well as additional assets from other strategic partnerships, subject to repayment of AAM 24-1 debt obligations. AIR T, INC. Non-Operating Assets 3/31/23 3/31/24 3/31/25 3/31/26 6/30/26 Bloomia Holdings, Inc. (TULP) Stock, "GAAP Book Value"1 3.8M$ 2.2M$ 0.7M$ -$ 4.1M$ CCI Investments (20.1% as of 3/31/26), "GAAP Book Value"2 3.1M$ 3.7M$ 3.9M$ 3.6M$ 3.5M$ Investment in BCCM Funds 0.5M$ 0.6M$ 0.6M$ 0.9M$ 1.1M$ Aircraft L.P. Interests3 8.2M$ 10.5M$ 14.3M$ 22.6M$ 20.3M$ Other Investments 2.5M$ 1.6M$ 0.1M$ (0.1M)$ (0.0M)$ Total GAAP Book Value 18.1M$ 18.6M$ 19.6M$ 27.0M$ 29.0M$

CONSOLIDATED DEBT SCHEDULE

AIR T, INC.'s capital structure is designed to appropriately shape our bet sizes; in part by utilizing non-recourse leverage

For example, AIR T guarantees Contrail's bank loans to a maximum limit of $2.0 million.

(in $USD millions)	Rate	Maturity	Type	1Q27	FY26
AIR T, INC. DIRECT & GUARANTEED					
Bank Debt					
Alerus Term Note A	SOFR + 2.00%	8/15/2029	Bank	7.9	8.3
Alerus Term Note C	SOFR + 2.25%	5/15/2030	Bank	0.9	0.9
Overline Note - Alerus	SOFR+2.00%	10/15/2026	Bank	2.8	-
Alerus Revolver ($20M capacity as of 9/30/25)	SOFR + 1.90%	8/28/2027	Bank	10.7	10.5
Total Bank Debt				**22.3**	**19.8**
Other Debt / Guarantees					
Trust Preferred Securities (excl. 520K shares posted as collateral)	8.00%	6/7/2049	TruPs	39.5	38.7
Holdco First-Loss on ATA 25.1 (25% x $41.3M)[1]	11.50%	12/15/2031	Guarantee	10.3	10.3
Holdco Guarantee of Contrail Revolver ($2M)[2]	-	-	Guarantee	2.0	2.0
Other Debt / Guarantees				**51.9**	**51.0**
Total Direct & Guaranteed				**$ 74.1**	**$ 70.8**
NOT AIR T, INC. GUARANTEED					
Contrail					
Contrail Revolver 4001	SOFR + 3.11%	11/24/2027	Bank	11.6	8.2
Term Loan - OCAS II	SOFR + 2.50%	4/1/2029	Bank	3.5	-
Term Loan - OCAS I	SOFR + 2.50%	5/1/2028	Bank	0.5	-
Less: Holdco Guarantee of Contrail Revolver ($2M)	-	-	(Deduct)	(2.0)	(2.0)
Total Contrail (Net)				**13.7**	**6.2**
WorldACD (ATA 22.1 + Shanwick)[4]					
ATA Alerus Term Loan 3001	SOFR + 1.90%	11/24/2032	Bank	6.0	6.0
ATA - ING Term Loan A	3.50%	2/1/2027	Bank	0.5	0.7
ATA - ING Term Loan B	4.00%	5/1/2027	Bank	1.1	1.2
Total WorldACD				**7.7**	**7.8**
REX Debt, Net of HoldCo Guarantee					
Commonwealth 40-Yr Sweep Note (fair value: $23.8M; face: $71.2M)	Accretion	11/11/2054	Aussie	24.9	23.8
Line of Credit - Commonwealth	12.00%	12/17/2032	Aussie	11.6	-
ATA 25.1 Honeywell Term Note	11.50%	12/15/2031	Private	41.3	41.3
Less: Holdco First-Loss (25%)[1]	-	-	(Deduct)	(10.3)	(10.3)
Total REX (Net)				**67.5**	**54.8**
Other					
Wolfe Lake Real Estate Secured Term Note	3.65%	12/2/2031	Bank	8.7	8.8
AAM 24-1 Note (Honeywell)	8.50%	5/31/2035	Private	75.0	60.0
MAC HQ Real Estate Secured - BofA Term Loan	SOFR + 1.86%	2/21/2030	Bank	2.1	2.2
Total Other				**85.8**	**70.9**
Total Non-Air T Guaranteed				**$ 174.6**	**$ 139.8**
TOTAL GROSS DEBT				**$ 248.8**	**$ 210.6**
Less: Cash and Cash Equivalents				**(17.1)**	**(20.3)**
TOTAL DEBT, NET OF CASH AND CASH EQUIVALENTS				**$ 231.6**	**$ 190.2**

AIR T INC A PORTFOLIO OF POWERFUL COMPANIES

[1] HoldCo guarantees 25% first-loss on ATA 25.1 ($41.3M): 25%×$41.3M=$10.3M shown in Air T guaranteed; deducted from REX net. [2] HoldCo guarantees $2M Contrail revolver. [3] OCAS = Contrail-related party debt to minor interest owner. [4] ATA 22.1 + Shanwick combined under WorldACD.

42

APPENDIX 43

44 1 Consists of other consolidated businesses that are insignificant and do not fit cleanly into the Commercial Aircraft Engines and Parts, Overnight Air Cargo, Ground Support Equipment, Digital Solutions, Regional Airline, or Aviation Leasing and Asset Management segments. Corporate and Other Subcomponent of Operating Income (excluding Equity Method Investments) Three-month period ended 6/30 1Q26 1Q27 Corporate Overhead (1.9M)$ (2.1M)$ Other Subsidiaries1 (0.8M)$ (0.8M)$ Total Corporate and Other (2.7M)$ (2.9M)$

45 Corporate Overhead Detail 1 Enterprise wide procurement of software, insurance, and services on behalf of subsidiaries to achieve economies of scale and better pricing. 2 Direct holding company operating expenses not attributable to operating subsidiaries. 3 External audit, financial reporting, external legal fees, filing and listing fees and other public company specific obligations. 4 Centralized treasury, payroll, tax, IT, benefits administration and executive functions. 5 Deal sourcing, due diligence and advisory costs related to acquisitions. 6 Allocation of shared service costs and direct central purchase usage to subsidiaries based on actual consumption or benefit received. Three-month period ended 6/30 1Q26 1Q27 Central Purchases1 2.2M$ 2.8M$ HoldCo Costs2 0.7M$ 1.1M$ Costs of Being a Publicly Traded Company3 0.6M$ 0.7M$ Shared Services4 0.8M$ 1.0M$ M&A Related Costs5 0.2M$ -$ Subtotal 4.6M$ 5.7M$ Business Consumption Allocations6 (2.7M)$ (3.5M)$ Total Corporate Overhead 1.9M$ 2.1M$

46 Consolidated Debt Schedule (Pre-FY26) (in $USD millions) Rate Maturity Type FY25 FY24 FY23 FY22 AIR T, INC. DIRECT & GUARANTEED Bank Debt Alerus Term Note A SOFR + 2.00% 8/15/2029 Bank 9.8 - - - Alerus Revolver ($20M capacity as of 9/30/25) SOFR + 1.90% 8/28/2027 Bank 6.1 - - - MB&T Notes A, B, D, E, F (retired FY25) 4.50% - 5.09% 1/1/2028 Bank - 11.5 13.6 15.3 MB&T Revolver (retired FY24) - Retired FY24 Bank - - 8.7 11.0 Total Bank Debt 15.9 11.5 22.4 26.2 Other Debt / Guarantees Trust Preferred Securities (excl. 520K shares posted as collateral) 8.00% 6/7/2049 TruPs 35.3 34.2 25.6 25.6 Holdco Guarantee of Contrail Revolver ($2M)2 - - Guarantee 1.6 1.6 1.6 - Other Debt / Guarantees 36.9 35.8 27.2 25.6 Total Direct & Guaranteed 52.8$ 47.3$ 49.6$ 51.8$ NOT AIR T, INC. GUARANTEED Contrail Contrail Revolver 597 - Paid off FY26 Bank 3.1 3.5 12.4 3.8 Contrail Term Note J - Paid off FY26 Bank 8.8 - - - Contrail Term Loan G - Paid off FY25 Bank - 14.9 38.2 44.9 Contrail Term Note I - Paid off FY25 Bank - 10.0 - - Contrail Term Loan H - Paid off FY23 Bank - - - 8.7 Less: Holdco Guarantee of Contrail Revolver ($2M) - - (Deduct) (1.6) (1.6) (1.6) - Total Contrail (Net) 10.3 26.8 49.0 57.5 WorldACD (ATA 22.1 + Shanwick)4 ATA - Bridgewater 2878 - Paid off FY26 Bank 3.5 4.0 4.5 5.0 ATA - ING Term Loan A 3.50% 2/1/2027 Bank 1.3 1.9 2.6 3.3 ATA - ING Term Loan B 4.00% 5/1/2027 Bank 1.1 1.1 1.1 1.1 Total WorldACD 5.9 7.0 8.2 9.4 Other Wolfe Lake Real Estate Secured Term Note 3.65% 12/2/2031 Bank 9.1 9.3 9.6 9.8 AAM 24-1 Note (Honeywell) 8.50% 5/31/2035 Private 30.0 15.0 - - MAC HQ Real Estate Secured - BofA Term Loan SOFR + 1.86% 2/21/2030 Bank 2.3 - - - AirCo 1 MSL - Paid off FY25 Bank - 5.4 6.4 6.4 Jet Yard Term Loan - Paid off FY25 Bank - 1.8 1.8 1.9 WASI Seller's Note - Paid off FY26 Bank 0.4 0.8 1.3 - Total Other 41.7 32.4 19.1 18.2 Total Non-Air T Guaranteed 57.9$ 66.2$ 76.3$ 85.1$ TOTAL GROSS DEBT 110.7$ 113.5$ 125.9$ 136.9$ Less: Cash and Cash Equivalents (5.9) (7.1) (5.8) (5.6) TOTAL DEBT, NET OF CASH AND CASH EQUIVALENTS 104.8$ 106.4$ 120.1$ 131.2$

Operating Income Reconciliation (Between Twelve-Month Period Ended 6/30 and As Reported) 47 LTM RESULTS 1Q23 1Q24 1Q25 1Q26 1Q27 Operating Income / (Loss) FY Ended 3/31 (10-K) 8.8M$ (4.4M)$ 1.3M$ 1.9M$ (11.2M)$ Add: Operating Income / (Loss) - Three Months Ended 6/30, Current Year (10-Q) 0.8M$ 0.7M$ (0.6M)$ 0.8M$ (12.8M)$ Less: Operating Income / (Loss) - Three Months Ended 6/30, Prior Year (10-Q) (0.0M)$ 0.8M$ 0.7M$ (0.6M)$ 0.8M$ LTM Operating Income / (Loss) FY Ended 6/30 9.6M$ (4.6M)$ 0.0M$ 3.3M$ (24.9M)$

LTM RESULTS

Revenue Reconciliation

(Between Twelve-Month Period Ended 6/30 and As Reported)

	1Q23	1Q24	1Q25	1Q26	1Q27
Revenue, FY Ended 3/31 (10-K)	**$177.1M**	**$ 247.3M**	**$286.8M**	**$ 291.9M**	**$ 327.1M**
Add: Revenue - Three Months Ended 6/30, Current Year (10-Q)	$ 50.9M	$ 71.4M	$ 66.4M	$ 70.9M	$ 115.5M
Less: Revenue - Three Months Ended 6/30, Prior Year (10-Q)	$ 37.0M	$ 50.9M	$ 71.4M	$ 66.4M	$ 70.9M
Revenue, FY Ended 6/30	**$191.0M**	**$ 267.9M**	**$281.8M**	**$ 296.3M**	**$ 371.7M**

AIR T INC A PORTFOLIO OF POWERFUL COMPANIES

48

SUMMARY RISK FACTORS 49 For more detail and explanation, please see the Company’s public filings including its Form S-3 and prospectus supplements filed with the SEC. The purchase of securities of Air T, Inc., the “Company,” is highly speculative and involves a very high degree of risk. An investment in the Company is suitable only for persons who can afford the loss of their entire investment. Accordingly, in making an investment decision with respect to the Company’s securities, investors should carefully consider all material risk factors, including the risks, uncertainties and additional information set forth below as well as set forth in our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Currents Reports on Form 8-K, and our definitive proxy statements, all which are filed with the SEC. Additional risks not presently known or are currently deemed immaterial could also materially and adversely affect our financial condition, results of operations, business and prospects. General Business Risks ● Market fluctuations may affect the Company’s operations. ● Rising inflation may result in increased costs of operations and negatively impact the credit and securities markets generally, which could have a material adverse effect on our results of operations and the market price of our securities. ● We could experience significant increases in operating costs and reduced profitability due to competition for skilled management and staff employees in our operating businesses. ● Legacy technology systems require a unique technical skillset which is becoming scarcer. ● Security threats and other sophisticated computer intrusions could harm our information systems, which in turn could harm our business and financial results. ● We may not be able to insure certain risks adequately or economically. ● Legal liability may harm our business. ● Our business might suffer if we were to lose the services of certain key employees.

Risks Related to Our Segment Operations ● The operating results of our segments may fluctuate, particularly our commercial aircraft, engines and parts segment. ● Our overnight air cargo segment is dependent on a significant customer. ● Our dry-lease agreements with FedEx subject us to operating risks. ● Because of our dependence on FedEx, we are subject to the risks that may affect FedEx’s operations. ● A material reduction in the aircraft we fly for FedEx could materially adversely affect our business and results of operations. ● Sales of deicing equipment can be affected by weather conditions. ● We are affected by the risks faced by commercial aircraft operators and MRO companies because they are our customers. ● Our engine values and lease rates, which are dependent on the status of the types of aircraft on which engines are installed, and other factors, could decline. ● Upon termination of a lease, we may be unable to enter into new leases or sell the airframe, engine or its parts on acceptable terms. ● Failures by lessees to meet their maintenance and recordkeeping obligations under our leases could adversely affect the value of our leased engines and aircraft which could affect our ability to re-lease the engines and aircraft in a timely manner following termination of the leases. ● We may experience losses and delays in connection with repossession of engines or aircraft when a lessee defaults. ● Our commercial aircraft, engines and parts segment and its customers operate in a highly regulated industry and changes in laws or regulations may adversely affect our ability to lease or sell our engines or aircraft. ● Our aircraft, engines and parts could cause damage resulting in liability claims. ● We have risks in managing our portfolio of aircraft and engines to meet customer needs. ● Liens on our engines or aircraft could exceed the value of such assets, which could negatively affect our ability to repossess, lease or sell a particular engine or aircraft. ● In certain countries, an engine affixed to an aircraft may become an addition to the aircraft and we may not be able to exercise our ownership rights over the engine. ● Higher or volatile fuel prices could affect the profitability of the aviation industry and our lessees’ ability to meet their lease payment obligations to us. ● Interruptions in the capital markets could impair our lessees’ ability to finance their operations, which could prevent the lessees from complying with payment obligations to us. For more detail and explanation, please see the Company’s public filings including its Form S-3 and prospectus supplements filed with the SEC. SUMMARY RISK FACTORS 50

Risks Related to Our Segment Operations (continued) ● Our lessees may fail to adequately insure our aircraft or engines which could subject us to additional costs. ● If our lessees fail to cooperate in returning our aircraft or engines following lease terminations, we may encounter obstacles and are likely to incur significant costs and expenses conducting repossessions. ● If our lessees fail to discharge aircraft liens for which they are responsible, we may be obligated to pay to discharge the liens. ● If our lessees encounter financial difficulties and we restructure or terminate our leases, we are likely to obtain less favorable lease terms. ● Withdrawal, suspension or revocation of governmental authorizations or approvals could negatively affect our business. ● We are exposed to foreign exchange rate fluctuations and, through our international operations, we may suffer losses as a result of adverse fluctuations in foreign currency exchange rates. Risks Related to Our Structure and Financing/Liquidity Risks ● Our holding company structure may increase risks related to our operations. ● A small number of stockholders has the ability to control the Company. ● Although we do not expect to rely on the “controlled company” exemption, we do qualify as a “controlled company” within the meaning of the Nasdaq listing standards, and we could rely on exemptions from certain corporate governance requirements. ● An increase in interest rates or in our borrowing margin would increase the cost of servicing our debt and could reduce our cash flow and negatively affect the results of our business operations. ● Our inability to maintain sufficient liquidity could limit our operational flexibility and also impact our ability to make payments on our obligations as they come due. ● Future cash flows from operations or through financings may not be sufficient to enable the Company to meet its obligations. ● A large proportion of our capital is invested in physical assets and securities that can be hard to sell, especially if market conditions are poor. ● To service our debt and meet our other cash needs, we will require a significant amount of cash, which may not be available. ● If our cash flows and capital resources are insufficient to fund our debt service obligations, we may be forced to seek alternatives. ● Despite our substantial indebtedness, we may incur significantly more debt, and cash may not be available to meet our financial obligations when due or enable us to capitalize on investment opportunities when they arise. 51 For more detail and explanation, please see the Company’s public filings including its Form S-3 and prospectus supplements filed with the SEC. SUMMARY RISK FACTORS

Risks Related to Our Structure and Financing/Liquidity Risks (continued) ● Our current financing arrangements require compliance with financial and other covenants and a failure to comply with such covenants could adversely affect our ability to operate. ● Future acquisitions and dispositions of businesses and investments are possible, changing the components of our assets and liabilities, and if unsuccessful or unfavorable, could reduce the value of the Company and its securities. ● We face numerous risks and uncertainties as we expand our business. ● Our business strategy includes acquisitions, and acquisitions entail numerous risks, including the risk of management diversion and increased costs and expenses, all of which could negatively affect the Company’s ability to operate profitably. ● Strategic ventures may increase risks applicable to our operations. ● Rapid business expansions or new business initiatives may increase risk. ● Our policies and procedures may not be effective in ensuring compliance with applicable law. ● Compliance with the regulatory requirements imposed on us as a public company results in significant costs that may have an adverse effect on our results. ● Deficiencies in our public company financial reporting and disclosures could adversely impact our reputation. Risks Related to Air T Funding ● The ranking of the Company’s obligations under the Junior Subordinated Debentures and the Guarantee creates a risk that Air T Funding may not be able to pay amounts due to holders of the Trust Preferred Securities. ● The Company has the option to extend the Trust Preferred Securities interest payment period. ● Tax event or investment company act redemption of the Trust Preferred Securities. ● The Company may cause the Junior Subordinated Debentures to be distributed to the holders of the Trust Preferred Securities. ● There are limitations on direct actions against the Company and on rights under the guarantee. ● The covenants in the Indenture are limited. ● Holders of the Trust Preferred Securities have limited voting rights. 52 For more detail and explanation, please see the Company’s public filings including its Form S-3 and prospectus supplements filed with the SEC. SUMMARY RISK FACTORS

Risks Related to Rex ● We may not be able to successfully integrate Rex into our operations, including our financial reporting processes, which could adversely affect our business, results of operations, and financial condition. ● Rex operates in a highly regulated industry, and failure to comply with applicable laws and regulations could materially adversely affect our business. ● The Rex Acquisition involves risks related to voluntary administration proceedings in Australia and the DOCA structure, including uncertainties regarding liabilities, claims, obligations, and potential adverse impacts on customer and counterparty acceptance of Rex’s business following the proceedings. ● Our purchase accounting for the Rex Acquisition is preliminary and may change, which could materially affect our reported results, including the amount of any bargain purchase gain. ● The recognition of a bargain purchase gain could increase scrutiny by investors and regulators, and could lead to disputes regarding valuations and assumptions. ● A significant portion of Rex’s revenues, expenses, assets, and liabilities may be denominated in Australian dollars, and fluctuations in exchange rates could adversely affect our reported results. ● We incurred and assumed significant obligations in connection with the Rex Acquisition, including obligations related to CFA Debt, and we may require additional liquidity to support Rex’s operations. ● Rex’s operating costs and revenues may be subject to volatility, and Rex may not be able to offset cost increases or revenue decreases through pricing or other measures. ● A substantial portion of Rex’s workforce is represented by labor unions under Enterprise Agreements, and labor disputes, work stoppages, or unsuccessful negotiations of replacement agreements could disrupt Rex’s operations and adversely affect our business and results of operations. ● Wage escalations and other cost-of-living adjustments under Rex’s Enterprise Agreements could increase Rex’s operating costs, and Rex may not be able to fully offset those increases through pricing or other measures. 53 For more detail and explanation, please see the Company’s public filings including its Form S-3 and prospectus supplements filed with the SEC. SUMMARY RISK FACTORS